DELAWARE GROUP® EQUITY FUNDS IV

Delaware International Opportunities Bond Fund (the “Fund”)

Supplement to the Fund’s Statutory Prospectuses
dated January 28, 2020

On November 18, 2020, the Board of Trustees of Delaware Group Equity IV unanimously voted and approved a proposal to change the Fund’s distribution frequency from daily (distributed monthly) to monthly.

Effective December 1, 2020, the following replaces the section entitled, “Dividends, distributions, and taxes – Dividends and distributions”:

Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends: daily (distributed monthly) for Delaware Floating Rate II Fund, Delaware Fund for Income, Delaware Government Cash Management Fund, Delaware Investment Grade Fund, Delaware Limited Duration Bond Fund, and Delaware Strategic Income II Fund; monthly for Delaware Total Return Fund and Delaware International Opportunities Bond Fund; quarterly for Delaware Covered Call Strategy Fund, Delaware Equity Income Fund, Delaware Growth and Income Fund, and Delaware Premium Income Fund; and annually for Delaware Global Equity Fund, Delaware Hedged U.S. Equity Opportunities Fund, Delaware International Fund, Delaware Opportunity Fund, Delaware Growth Equity Fund and Delaware Special Situations Fund. Each Fund will distribute net realized capital gains, if any, at least annually, usually in November or December. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated November 19, 2020.